UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                  June 21, 2013

PEPCO HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31403	52-2297449
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Ninth Street, N.W., Washington, DC	20068
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(202) 872-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

At its public meeting on June 21, 2013, the New Jersey Board of Public Utilities (the NJBPU) announced its approval of a stipulation of settlement signed by the parties (the Settlement) with respect to a petition filed by Atlantic City Electric Company (ACE), an indirect wholly owned subsidiary of Pepco Holdings, Inc. (PHI), to increase ACE’s electric distribution base rates. The Settlement provides for an annual increase in ACE’s electric distribution base rates by the net amount of approximately $25.5 million, exclusive of New Jersey sales and use tax related to the increase in base rates, and is based on a specified return on equity of 9.75%.  The Settlement provides that the approved increase includes full recovery of the approximately $70.0 million in incremental storm restoration costs incurred as a result of recent major storm events, including the Derecho in June 2012 and Hurricane Sandy in October 2012, by including the related capital costs of $44.2 million in rate base and amortizing the related deferred operation and maintenance expenses of $25.8 million over a three-year period.  In addition, depreciation expense will be reduced effective July 1, 2013 by approximately $8.3 million per year.  The annual pre-tax earnings impact of the rate increase, along with the changes in depreciation and amortization expense and other miscellaneous items, is approximately $24.9 million. The new rates will become effective for utility services rendered on and after July 1, 2013.

In light of this settlement, ACE intends to reduce its distribution and other related capital expenditures by an aggregate amount of approximately $150 million through 2015.  In addition, ACE is considering other actions to more closely align its spending in New Jersey to the revenue received.

PHI intends to make the NJBPU’s order approving the Settlement available on PHI’s Web site as soon as reasonably practicable after it has been made publicly available by the NJBPU.  Investors may access a copy of this order (among other documents and information) through the “Regulatory Filings” hyperlink on the Investor Relations page of PHI’s Web site (http://www.pepcoholdings.com).

Forward-Looking Statements

Some of the statements contained in this Current Report on Form 8-K are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995.  These statements include declarations regarding PHI’s and ACE’s intents, beliefs, estimates and current expectations.  In some cases, forward-looking statements can be identified by terminology such as “may,” “might,” “will,” “should,” “could,” “expects,” “intends,” “assumes,” “seeks to,” “plans,” “anticipates,” “believes,” “projects,” “estimates,” “predicts,” “potential,” “future,” “goal,” “objective,” or “continue,” or the negative of such terms or other variations thereof or comparable terminology, or by discussions of strategy that involve risks and uncertainties.  Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause PHI or its subsidiaries’ actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements.   Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements.

The forward-looking statements contained herein are qualified in their entirety by reference to the following important factors, which are difficult to predict, contain uncertainties, are beyond each of PHI’s or its subsidiaries’ control and may cause actual results to differ materially from those contained in forward-looking statements:

•
Changes in governmental policies and regulatory actions affecting the energy industry or PHI or ACE specifically, including allowed rates of return, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of transmission and distribution facilities and the recovery of purchased power expenses;

•
The outcome of pending and future rate cases and other regulatory proceedings, including challenges in a complaint filed with the Federal Energy Regulatory Commission to the base ROE associated with the transmission service provided by PHI’s utility subsidiaries, as well as the application of the formula rate process for PHI’s utility subsidiaries, including ACE, and the possible disallowance of other recovery of costs and expenses;

•	The expenditures necessary to comply with regulatory requirements, including regulatory orders, and to implement reliability enhancement, emergency response and customer service improvement programs;

•	Possible fines, penalties or other sanctions assessed by regulatory authorities against PHI or its subsidiaries;

•
The impact of adverse publicity and media exposure which could render PHI or its subsidiaries vulnerable to negative customer perception and could lead to increased regulatory oversight or other sanctions;

•	Weather conditions affecting usage and emergency restoration costs;

•	Population growth rates and changes in demographic patterns;

•	Changes in customer energy demand due to conservation measures and the use of more energy-efficient products;

•	General economic conditions, including the impact of an economic downturn or recession on energy usage;

•	Changes in and compliance with environmental and safety laws and policies;

•	Changes in tax rates or policies;

•	Changes in rates of inflation;

•	Changes in accounting standards or practices;

•	Unanticipated changes in operating expenses and capital expenditures;

•
Rules and regulations imposed by, and decisions of, federal and/or state regulatory commissions, PJM Interconnection, LLC, the North American Electric Reliability Corporation and other applicable electric reliability organizations;

•	Legal and administrative proceedings (whether civil or criminal) and settlements that affect PHI’s or its subsidiaries’ business and profitability;

•	Pace of entry into new markets;

•	Interest rate fluctuations and the impact of credit and capital market conditions on the ability to obtain funding on favorable terms; and

•	Effects of geopolitical and other events, including the threat of domestic terrorism or cyber attacks.

These forward-looking statements are also qualified by, and should be read together with, the risk factors and other statements in PHI’s and ACE’s Annual Report on Form 10-K for the year-ended December 31, 2012, and in PHI’s and ACE’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, each as filed with the Securities and Exchange Commission (SEC), and investors should refer to such risk factors and other statements in evaluating the forward-looking statements contained in this Current Report on Form 8-K.

Any forward-looking statements speak only as to the date this Current Report on Form 8-K was filed with the SEC and PHI and ACE do not undertake any obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of unanticipated events.  New factors emerge from time to time, and it is not possible for PHI or ACE to predict all such factors.  Furthermore, it may not be possible for PHI or ACE to assess the impact of any such factor on its or its subsidiaries’ business (viewed independently or together) or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.  The foregoing factors should not be construed as exhaustive.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPCO HOLDINGS, INC.
(Registrant)

Date:	June 24, 2013	/s/ FRED BOYLE
Name: Frederick J. Boyle Title: Senior Vice President and Chief Financial Officer

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